West Pharmaceutical Services, Inc. J.P. Morgan Healthcare Conference Eric M. Green, President & CEO January 11, 2017

J.P. Morgan HC Conference 2 | Safe Harbor Statement Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd. Crystal Zenith technology is licensed from Daikyo Seiko, Ltd.

Our Mission By your side… Pharmaceutical, biotechnology, generic and medical device companies trust West and our ability to deliver consistent high-quality and technologically advanced containment and delivery solutions. We share the commitment of our customers to improve the health of patients worldwide. Become the world leader in integrated containment and delivery of injectable medicines J.P. Morgan HC Conference 3 |

A 90-Year History J.P. Morgan HC Conference 4 |

An Integral Part of the Healthcare Industry Top 35 Injectable biologics rely on West and Daikyo components ~ 40 Billion Components manufactured annually Top 75 Supplier to the top 75 pharmaceutical & biotech injectable companies J.P. Morgan HC Conference 5 |

West's Role in Delivering Medicines to Patients

Proprietary Products

$1.1B

Stoppers
Seals
Caps
Syringe components
Daikyo CZ vials & syringes
Reconstitution systems
Self-injection devices




~8,000
Product
SKUs

Contract-Manufactured Products

$0.3B

Project management
Engineering
Injection molding
Device assembly
Advanced technologies



Source: Based on 2015 consolidated net sales

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West Business at a Glance


7%
39%
Net Sales*
By Geography
54%
Americas
Europe, Middle East, Africa
Asia Pacific


20%
7%
Net Sales*
By Product
Category
39%
34%
PROPRIETARY PRODUCTS
High-Value Components
Standard Packaging
Delivery Devices
Contract-Manufactured Products


35%
20%
Net Sales*
By Market
Group
22%
23%
PROPRIETARY PRODUCTS
Pharma
Generics
Biologics
Contract-Manufactured Products

>2,000 Customers

Largest Customer:
~7% of Total Sales

>7,100 Employees

50 Locations

28 Manufacturing Sites

* Based on first nine months 2016 consolidated net sales @ $1.10/Euro

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West

Long-term Strategy Market Led and Exceptional Customer Experience Operational Effectiveness Product and Service Differentiation Drive Shareholder Value Become the world leader in integrated containment and delivery of injectable medicines J.P. Morgan HC Conference 8 |

Addressing Unique Customer Needs Quality – A High Bar Set By Our Customers GENERICS Speed to market Efficient manufacturing BIOLOGICS Packaging solutions for sensitive molecules Self-injection technologies PHARMA Total cost of ownership Life cycle management Quality manufacturing Design for manufacturing CONTRACT MANUFACTURING Patient Focus J.P. Morgan HC Conference 9 |

Novel Injectable Approvals 2014 2015 2016 Biologics 18 25 14 Small Molecules (NMEs) 9 7 6 TOTAL 27 32 20 West Participation on Newly Approved Injectable Medicines West continues to increase its participation on newly approved injectable medicines Known West Participation 20 74% 24 75% 18 90% J.P. Morgan HC Conference 10 | Sources: FDA website and West internal estimates

West solutions: Integrated containment & delivery Increasing levels of customer intimacy Increasing value to West STANDARD est Differentiated Solutions: Standard Packaging—Stoppers & Seals J.P. Morgan HC Conference 11 |

West solutions: Integrated containment & delivery Increasing levels of customer intimacy Increasing value to West STANDARD est Differentiated Solutions: High-Value Components J.P. Morgan HC Conference 12 | STERILIZED WASHED COATED

West solutions: Integrated containment & delivery Increasing levels of customer intimacy Increasing value to West STANDARD est Differentiated Solutions: Increasing Quality & Inspection J.P. Morgan HC Conference 13 | STERILIZED WASHED COATED CAMERA INSPECTED QUALITY BY DESIGN

West solutions: Integrated containment & delivery ADMINISTERED SELF INJECTION est Differentiated Solutions: Reconstitution & Self Injection Devices J.P. Morgan HC Conference 14 | Increasing levels of customer intimacy Increasing value to West CONTAINMENT

Contract Manufacturing: By the Numbers 50 Years OF PROVIDING INNOVATIVE SOLUTIONS 8 Billion COMPONENTS MANUFACTURED ANNUALLY $302 Million IN NET SALES IN 2015 1 Million SQUARE FEET MANUFACTURING SPACE 1,600 EMPLOYEES ACROSS 8 MANUFACTURING FACILITIES AROUND THE WORLD J.P. Morgan HC Conference 15 |

West solutions: Integrated containment & delivery STERILIZED WASHED COATED ADMINISTERED CAMERA INSPECTED QUALITY BY DESIGN CONTAINMENT SELF INJECTION INJECTION MOLDING MULTI-COMPONENT ASSEMBLY STANDARD est Differentiated Solutions: Integrated Containment & Delivery J.P. Morgan HC Conference 16 | Increasing levels of customer intimacy Increasing value to West

Circles reflect relative size of 2015 net sales Product Net Sales & Margin Growth 2011-2015 compound annual net sales growth rates (excludes currency)  High-value components have driven growth  Proprietary devices present significant growth opportunity  Steady Contract Manufacturing and standard packaging businesses J.P. Morgan HC Conference 17 |

Global Operations 40 billion Number of components manufactured annually 290 Annual customer audits 28 Manufacturing sites servicing our worldwide customer base < 0.1 Parts per million of out-of-spec parts J.P. Morgan HC Conference 18 |

2016 Highlights  Realigned to a market-led strategy, while continuing to grow the business to record levels  Completed expansions in Kinston and Dublin to build capacity; on track with Waterford build  Reduced lead times AND improved quality metrics  Improved corporate-wide safety metrics and reduced incident rates to record lows  Expanded high-value product offerings, including NovaPure® 1-3mL plungers  FDA approvals by our customers using Crystal Zenith® and SmartDose® technology  Developing next-generation self-injection devices and advanced formulations J.P. Morgan HC Conference 19 |

0% 100% 200% 300% 400% 500% 2011 2012 2013 2014 2015 20162011 2012 2013 2014 2015 Net Sales Sustained, Consistent Growth 2011 2012 2013 2014 2015 Adjusted Diluted EPS* (Non-GAAP) Constant Currency CAGR 6.7%* Comparison of Cumulative Five-Year Total Return S&P MidCap 400 Index West Pharmaceutical Services, Inc. (WST) *Actual net consolidated sales 5-year CAGR was 4.8% Sources: IR Insight, Company estimates; **Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. J.P. Morgan HC Conference 20 | Adjusted Diluted EPS CAGR 11.8%**

Building for the Future Global operations expanding capacity to meet growing customer demand Market-led strategy addressing the specific needs of pharmaceutical, biotechnology, generic and medical device customers Strong competitive position  Quality culture  Designed into regulated products  Scientific and technical expertise Proprietary products and contract manufacturing expected to drive net sales growth and margin expansion Financial strength to invest with a strong balance sheet and operating cash flow Innovations in integrated containment and delivery driving new products and services for long- term growth Create Value for Customers, Patients, Employees and Shareholders J.P. Morgan HC Conference 21 |

Appendix: Reconciliation of Non-GAAP Measures 2015 2014 2013 2012 2011 Diluted EPS Reported (GAAP) $1.30 $1.75 $1.57 $1.15 $1.08 Pension settlement charge 0.43 - - - - Executive retirement and related costs 0.09 - - - 0.03 License costs - 0.01 - - - Discrete tax items 0.01 0.02 0.06 0.03 0.02 Restructuring, impairment and related charges - - - 0.05 0.05 Acquisition-related contingencies - - - 0.01 (0.01) Extinguishment of debt - - - 0.14 - Diluted EPS Adjusted (Non-GAAP) $1.83 $1.78 $1.63 $1.38 $1.17 J.P. Morgan HC Conference 22 |